ASSETS AND LIABILITIES HELD FOR SALE	12 Months Ended
Dec. 31, 2011
ASSETS AND LIABILITIES HELD FOR SALE
ASSETS AND LIABILITIES HELD FOR SALE

11.                               ASSETS AND LIABILITIES HELD FOR SALE

Pursuant to WSP China’s board of directors’ approval on November 21, 2011, WSP China entered into an agreement with a PRC individual to dispose of its entire 51% equity interest in Chaoyang Seamless on January 17, 2012 for a nominal cash consideration. Accordingly, the assets and liabilities of Chaoyang Seamless are separately reported as “assets and liabilities held for sale” as of December 31, 2011 at the lower of their carrying value or fair value less cost to sell. There have been no impairments related to Chaoyang Seamless. The carrying amounts of the major classes of assets and liabilities held for sale are as follows:

	As of December 31, 2010	As of December 31, 2011
Cash	$526	$18
Restricted cash	7,557	6,110
Other current assets	11,007	10,343
Property, plant and equipment, net	2,756	2,918
Land use rights	278	286
Goodwill	428	450
Other non-current assets	198	189
Total assets held for sale	$22,750	$20,314

Borrowings	$11,145	$14,442
Other payables and accrued liabilities	32,071	33,117
Total liabilities held for sale	$43,216	$47,559

The assets and liabilities shown in above table excluded due from and due to group company balances within WSP Holdings which are eliminated through consolidation.

The results of Chaoyang Seamless’s operations do not qualify as discontinued operations because the Company expects significant continuing direct cash outflows from Chaoyang Seamless after the disposal.